                                                                                                                        Sub-Item 77Q1

Dreyfus Manager Funds I (the "Registrant")

The Registrant's By-Laws are herein incorporated by reference to Post Effective Amendment No. 18 (the "Amendment") to the Registrant's Registration Statement on Form N-1A.  The Amendment was filed with the Securities and Exchange Commission on July 28, 2011, and became effective August 1, 2011.